UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

i-80 GOLD CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! 1-80 GOLD CORP. 2025 Annual Meeting Vote by June 16, 2025 11 :59 PM ET You invested in 1-80 GOLD CORP. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 17, 2025. Get informed before you vote View the Notice & Proxy Statement, Form 10-K, Request for Financial Statements Form online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 06, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Vote in Person at the Meeting* Point your camera here and June 17, 2025 1:00PM EDT vote without entering a Bennett Jones LLP at One First Canadian Place, 100 King St. West, Suite 3400 Toronto, Ontario, MSX 1A4 *If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Voting Items Recommends 1 To set the number of Directors at 7. For 2A Election of Director: Ron Clayton For 2B Election of Director: Richard Young For 2C Election of Director: Eva Bellissimo For 2D Election of Director: John Begeman For 2E Election of Director: John Seaman For 2F Election of Director: Arthur Einav For 2G Election of Director: Cassandra Joseph For 3 Appointment of Grant Thornton LLP (USA) as Auditor of the Corporation for the ensuing year and authorizing the Directors to fix their remuneration. For 4 To consider, and if deemed advisable, pass, with or without variation, an ordinary resolution, to ratify, confirm and approve an II Advance Notice Policy II as more particularly described in the Proxy Statement. For . NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.